FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Bilings Ramsey
Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	24	8,738,113.00	3.76	5.398	653	79.54
5.501 - 6.000	152	52,228,850.52	22.44	5.853	652	79.61
6.001 - 6.500	205	61,814,716.48	26.56	6.328	635	80.46
6.501 - 7.000	190	61,543,314.30	26.45	6.807	636	82.00
7.001 - 7.500	107	28,483,155.99	12.24	7.294	627	83.68
7.501 - 8.000	65	15,583,090.00	6.70	7.810	632	85.83
8.001 - 8.500	18	3,045,561.00	1.31	8.221	626	91.61
8.501 - 9.000	7	1,267,410.00	0.54	8.756	620	95.85

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Min: 5.150
Max: 8.950
Weighted Average: 6.569

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	13	1,195,504.00	0.51	7.009	614	80.25
100,000.01 - 150,000.00	101	12,556,378.52	5.40	7.080	617	80.74
150,000.01 - 200,000.00	124	21,585,285.00	9.28	6.885	627	81.65
200,000.01 - 250,000.00	109	24,305,267.00	10.44	6.523	636	82.11
250,000.01 - 300,000.00	98	26,986,470.30	11.60	6.504	638	82.86
300,000.01 - 350,000.00	81	26,276,438.52	11.29	6.376	629	82.71
350,000.01 - 400,000.00	59	22,146,568.00	9.52	6.630	636	83.37
400,000.01 - 450,000.00	57	24,228,397.00	10.41	6.561	657	82.61
450,000.01 - 500,000.00	34	16,205,285.00	6.96	6.435	638	81.67
500,000.01 - 550,000.00	25	13,050,375.95	5.61	6.452	653	81.38
550,000.01 - 600,000.00	20	11,507,592.00	4.95	6.401	652	79.40
600,000.01 - 650,000.00	11	6,833,750.00	2.94	6.669	636	78.19
650,000.01 - 700,000.00	16	10,834,200.00	4.66	6.757	650	80.54
700,000.01 - 750,000.00	18	13,231,100.00	5.69	6.402	641	77.70
750,000.01 - 800,000.00	1	761,600.00	0.33	5.390	641	80.00
950,000.01 - 1,000,000.00	1	1,000,000.00	0.43	5.500	638	74.07

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Min: $76,000.00
Max: $1,000,000.00
Average: $303,000.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 - IO	744	226,264,521.29	97.23	6.576	638	81.57
ARM 3/27 - IO	24	6,439,690.00	2.77	6.311	655	83.65

Total:	768	232,704,211.29	100.00	6.569	639	81.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey
Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	768	232,704,211.29	100.00	6.569	639	81.63

Total:	768	232,704,211.29	100.00	6.569	639	81.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	154	40,547,266.00	17.42	6.807	631	89.64
Not Covered	614	192,156,945.29	82.58	6.518	640	79.93

Total:	768	232,704,211.29	100.00	6.569	639	81.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	290	89,326,252.00	38.39	6.600	639	81.20
2	438	130,428,822.28	56.05	6.551	638	81.73
3	36	11,398,537.01	4.90	6.480	642	83.34
4	2	1,004,000.00	0.43	6.821	639	80.00
5	2	546,600.00	0.23	7.138	641	92.99

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Min: 1
Max: 5
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	768	232,704,211.29	100.00	6.569	639	81.63

Total:	768	232,704,211.29	100.00	6.569	639	81.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey
Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

40.01 - 45.00	1	225,000.00	0.10	6.250	648	41.28
50.01 - 55.00	1	630,000.00	0.27	6.450	615	52.50
55.01 - 60.00	6	1,502,999.99	0.65	5.776	606	57.20
60.01 - 65.00	4	1,540,750.00	0.66	6.642	619	64.36
65.01 - 70.00	10	2,932,593.00	1.26	5.968	635	68.00
70.01 - 75.00	17	7,595,250.00	3.26	6.186	648	73.45
75.01 - 80.00	540	161,917,234.30	69.58	6.504	642	79.92
80.01 - 85.00	52	15,874,559.00	6.82	6.407	622	84.28
85.01 - 90.00	89	27,136,282.00	11.66	6.861	628	89.85
90.01 - 95.00	27	8,116,100.00	3.49	7.120	644	94.94
95.01 - 100.00	21	5,233,443.00	2.25	7.819	643	100.00

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Min: 41.28
Max: 100.00
Weighted Average: 81.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

540 - 559	2	587,300.00	0.25	6.538	553	86.39
560 - 579	13	4,539,920.00	1.95	6.804	575	79.75
580 - 599	169	44,772,855.85	19.24	6.815	589	81.41
600 - 619	165	46,277,018.00	19.89	6.639	609	82.04
620 - 639	127	35,915,398.00	15.43	6.492	629	82.15
640 - 659	105	34,464,309.93	14.81	6.462	648	81.93
660 - 679	62	21,442,322.52	9.21	6.310	670	80.69
680 - 699	58	19,684,342.00	8.46	6.531	689	81.44
700 - 719	29	12,462,993.00	5.36	6.409	707	80.45
720 - 739	18	5,881,371.99	2.53	6.615	731	81.50
740 - 759	12	3,967,280.00	1.70	6.487	749	79.96
760 - 779	5	1,536,850.00	0.66	6.304	772	85.47
780 - 799	2	736,250.00	0.32	6.087	787	92.10
800 - 819	1	436,000.00	0.19	6.990	810	80.00

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Min: 552
Max: 810
NZ Weighted Average: 639

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	488	144,782,487.35	62.22	6.644	644	81.20
Cashout Refi	271	85,862,923.94	36.90	6.451	628	82.30
Rate/Term Refi	9	2,058,800.00	0.88	6.202	649	83.15

Total:	768	232,704,211.29	100.00	6.569	639	81.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey
Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	676	204,832,797.73	88.02	6.562	637	81.58
Duplex	40	14,435,786.00	6.20	6.516	665	82.22
Condo	52	13,435,627.56	5.77	6.725	639	81.75

Total:	768	232,704,211.29	100.00	6.569	639	81.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	665	191,583,486.35	82.33	6.501	630	82.02
Stated	95	38,650,909.94	16.61	6.870	680	79.26
Limited	8	2,469,815.00	1.06	7.100	618	87.77

Total:	768	232,704,211.29	100.00	6.569	639	81.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	768	232,704,211.29	100.00	6.569	639	81.63

Total:	768	232,704,211.29	100.00	6.569	639	81.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey
Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	21	4,535,304.97	1.95	6.825	618	81.14
California	275	111,536,972.95	47.93	6.386	640	80.92
Colorado	37	7,552,604.00	3.25	6.538	630	80.68
Connecticut	4	776,000.00	0.33	6.353	598	81.31
Delaware	1	155,700.00	0.07	8.350	633	90.00
District of Columbia	2	401,250.00	0.17	6.087	638	70.55
Florida	59	14,650,850.00	6.30	6.980	648	82.40
Georgia	44	7,223,431.00	3.10	7.032	615	83.77
Hawaii	11	4,344,312.00	1.87	6.886	689	80.00
Idaho	5	536,960.00	0.23	7.223	593	80.00
Illinois	33	6,779,959.00	2.91	6.864	631	82.67
Kentucky	3	985,223.00	0.42	6.858	603	88.08
Maryland	36	10,147,944.30	4.36	6.763	623	82.90
Massachusetts	17	5,207,820.00	2.24	6.562	640	82.36
Michigan	9	1,618,100.00	0.70	6.713	614	82.93
Minnesota	14	2,572,474.00	1.11	6.548	637	82.89
Missouri	2	241,520.00	0.10	7.390	585	80.00
Nevada	31	7,881,025.52	3.39	6.640	632	82.17
New Hampshire	2	280,620.00	0.12	7.569	605	85.61
New Jersey	31	9,406,419.99	4.04	6.632	640	83.54
New York	35	13,385,070.00	5.75	6.379	665	80.79
North Carolina	8	1,024,332.00	0.44	7.303	609	80.12
Ohio	7	802,615.56	0.34	6.440	597	78.95
Oklahoma	1	108,800.00	0.05	6.750	621	80.00
Oregon	9	1,664,734.00	0.72	6.533	665	80.49
Pennsylvania	3	824,600.00	0.35	6.553	626	82.78
Rhode Island	1	176,800.00	0.08	6.350	588	80.00
South Carolina	2	291,200.00	0.13	7.366	586	80.00
Tennessee	1	202,500.00	0.09	7.750	610	90.00
Texas	2	227,700.00	0.10	7.393	599	89.88
Utah	2	248,000.00	0.11	7.169	602	84.10
Virginia	29	10,444,068.00	4.49	6.718	637	83.10
Washington	25	5,166,004.00	2.22	6.900	621	82.69
West Virginia	3	737,000.00	0.32	6.851	635	86.32
Wisconsin	3	566,297.00	0.24	6.599	600	85.88

Total:	768	232,704,211.29	100.00	6.569	639	81.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	136	34,562,367.99	14.85	6.884	638	82.82
12	90	32,553,302.99	13.99	6.645	647	81.26
24	488	151,133,616.75	64.95	6.528	639	81.37
36	54	14,454,923.56	6.21	6.071	621	82.30

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Loans with Penalty: 85.15

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey
Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	16	5,116,940.00	2.20	5.356	657	79.60
4.501 - 5.000	95	33,219,675.00	14.28	5.735	655	79.00
5.001 - 5.500	195	61,591,025.45	26.47	6.152	641	80.19
5.501 - 6.000	197	63,690,465.55	27.37	6.629	633	81.36
6.001 - 6.500	143	41,040,292.29	17.64	7.097	635	83.09
6.501 - 7.000	122	28,045,813.00	12.05	7.782	627	86.71

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Min: 4.273
Max: 6.990
Weighted Average (>0): 5.649

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	24	8,738,113.00	3.76	5.398	653	79.54
11.501 - 12.000	152	52,228,850.52	22.44	5.853	652	79.61
12.001 - 12.500	205	61,814,716.48	26.56	6.328	635	80.46
12.501 - 13.000	190	61,543,314.30	26.45	6.807	636	82.00
13.001 - 13.500	105	27,936,555.99	12.01	7.297	627	83.50
13.501 - 14.000	65	15,583,090.00	6.70	7.810	632	85.83
14.001 - 14.500	20	3,592,161.00	1.54	8.056	628	91.82
14.501 - 15.000	7	1,267,410.00	0.54	8.756	620	95.85

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Min: 11.150
Max: 14.950
Weighted Average (>0): 12.571

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	24	8,738,113.00	3.76	5.398	653	79.54
5.501 - 6.000	152	52,228,850.52	22.44	5.853	652	79.61
6.001 - 6.500	205	61,814,716.48	26.56	6.328	635	80.46
6.501 - 7.000	190	61,543,314.30	26.45	6.807	636	82.00
7.001 - 7.500	107	28,483,155.99	12.24	7.294	627	83.68
7.501 - 8.000	65	15,583,090.00	6.70	7.810	632	85.83
8.001 - 8.500	18	3,045,561.00	1.31	8.221	626	91.61
8.501 - 9.000	7	1,267,410.00	0.54	8.756	620	95.85

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Min: 5.150
Max: 8.950
Weighted Average (>0): 6.569

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey
Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	766	232,157,611.29	99.77	6.567	639	81.60
3.000	2	546,600.00	0.23	7.138	641	92.99

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.002

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	768	232,704,211.29	100.00	6.569	639	81.63

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Min: 1.500
Max: 1.500
Weighted Average (>0): 1.500

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

19	2	546,600.00	0.23	7.138	641	92.99
20	2	1,004,000.00	0.43	6.821	639	80.00
21	35	11,165,537.01	4.80	6.445	641	82.99
22	423	126,153,202.28	54.21	6.563	637	81.69
23	282	87,395,182.00	37.56	6.605	639	81.15
33	1	233,000.00	0.10	8.150	674	100.00
34	15	4,275,620.00	1.84	6.186	657	83.00
35	8	1,931,070.00	0.83	6.366	649	83.11

Total:	768	232,704,211.29	100.00	6.569	639	81.63

Min: 19
Max: 35
Weighted Average: 23

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.